Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of December 15, 2016, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Fourth Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, U.S. Holdings, Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of May 24, 2013, that certain Second Amendment to Credit Agreement, dated as of February 3, 2014, and that certain Third Amendment to the Credit Agreement, dated as of August 1, 2016 (the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrowers may obtain New Term Loans by, among other things, entering into an amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, on the Fourth Amendment Effective Date (as defined below), (A) the Borrowers shall borrow, on a joint and several basis, New Term Loans denominated in Euros in the aggregate principal amount of €400,000,000 from parties to this Fourth Amendment designated as a “Term B-1 Euro Lender” on such party’s signature page hereto (each, a “Term B-1 Euro Lender” and collectively, the “Term B-1 Euro Lenders”) incurred as a new tranche of term loans (the “Term B-1 Euro Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Term B-1 Euro Lender severally agrees to fund an amount equal to its “Term B-1 Euro Commitment” set forth on its signature page hereto, and (B) the Borrowers shall borrow, on a joint and several basis, New Term Loans denominated in Dollars in the aggregate principal amount of $1,545,000,000.02 from parties to this Fourth Amendment designated as a “Term B-1 Dollar Lender” on such party’s signature page hereto (each, a “Term B-1 Dollar Lender” and collectively, the “Term B-1 Dollar Lenders”, and together with the Term B-1 Euro Lenders, the “Term B-1 Lenders”) incurred as a new tranche of term loans (the “Term B-1 Dollar Loans” and, together with the Term B-1 Euro Loans, the “Term B-1 Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Term B-1 Dollar Lender severally agrees to fund an amount equal to its “Term B-1 Dollar Commitment” (the Term B-1 Dollar Commitments, together with the Term B-1 Euro Commitments, the “Term B-1 Commitments”) set forth on its signature page hereto;

WHEREAS, the Loan Parties and the Lenders party hereto wish to agree that no security documents governed by the laws of Brazil, France, Mexico, Sweden and Switzerland (“Released Jurisdictions”) will be required from and after the Fourth Amendment Effective Date and wish to release the security interests granted under Collateral Documents governed by the laws of the Released Jurisdictions prior to the Fourth Amendment Effective Date (the “Released Liens”), which are identified on Schedule I hereto (the “Released Jurisdiction Security Documents”) and cause such Released Jurisdiction Security Documents to be terminated;

WHEREAS, the Loan Parties and the Lenders party hereto wish to make certain amendments to the Credit Agreement set forth in Sections 2 and 3 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement on the Fourth Amendment Effective Date; and

WHEREAS each of Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc. is acting as a lead arranger (collectively, the “Fourth Amendment Lead Arrangers”) for this Fourth Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1 Funding. Pursuant to and in accordance with Section 2.14 of the Credit Agreement and subject to the satisfaction (or waiver by the Administrative Agent in its sole discretion) of the conditions set forth in Section 4 hereof, on the Fourth Amendment Effective Date, (i) each Term B-1 Dollar Lender severally agrees to make Term B-1 Dollar Loans to the Borrowers in Dollars in an amount equal to its “Term B-1 Dollar Commitment” set forth on its signature page hereto and (ii) each Term B-1 Euro Lender severally agrees to make Term B-1 Euro Loans to the Borrowers in Euros in an amount equal to its “Term B-1 Euro Commitment” set forth on its signature page hereto. Each such Term B-1 Dollar Lender or Term B-1 Euro Lender, as applicable shall either (i) exchange (on a cashless basis) the outstanding principal amount of its 2014 Specified Refinancing Euro Term Loans and/or 2014 Specified Refinancing Term B Loans (or such lesser amount, if any, allocated to such Lender by the Administrative Agent in its sole discretion) for Term B-1 Euro Loans or Term B-1 Dollar Loans in an equal aggregate principal amount by executing a Lender New Commitment (as attached to this Fourth Amendment as Exhibit A) or (ii) make a new Term B-1 Dollar Loan or Term B-1 Euro Loan in an amount equal to the aggregate principal amount of any 2014 Specified Refinancing Term Loans that have not been exchanged into a Term B-1 Loan pursuant to clause (i) (the “Non-Converted Term B Loans”), the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Non-Converted Term B Loans. Except as set forth in this Fourth Amendment, (i) the Term B-1 Dollar Loans shall have identical terms as the 2014 Specified Refinancing Term B Loans and shall otherwise be subject to the provisions of the Credit Agreement and (ii) the Term B-1 Euro Loans shall have identical terms as the 2014 Specified Refinancing Euro Term Loans and shall otherwise be subject to the provisions of the Credit Agreement.

SECTION 2 Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “No Undisclosed Information Representation” in its entirety.

(ii) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Fourth Amendment” shall mean the Fourth Amendment, dated as of the Fourth Amendment Effective Date, to this Agreement by and among the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto.

“Fourth Amendment Effective Date” means December 15, 2016.

“Fourth Amendment Lead Arrangers” means each of Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc. in their respective capacities as Fourth Amendment Lead Arrangers.

“Term B-1 Dollar Commitment” has the meaning specified in the Fourth Amendment.

“Term B-1 Dollar Facility” means the facility in respect of the Term B-1 Dollar Tranche.

“Term B-1 Dollar Lender” has the meaning specified in the Fourth Amendment.

“Term B-1 Dollar Loan” has the meaning specified in the Fourth Amendment.

“Term B-1 Dollar Tranche” means the Term B-1 Dollar Facility and any Specified Refinancing Debt thereof.

“Term B-1 Euro Commitment” has the meaning specified in the Fourth Amendment.

“Term B-1 Euro Facility” means the facility in respect of the Term B-1 Euro Tranche.

“Term B-1 Euro Lender” has the meaning specified in the Fourth Amendment.

“Term B-1 Euro Loan” has the meaning specified in the Fourth Amendment.

“Term B-1 Euro Tranche” means the Term B-1 Euro Facility and any Specified Refinancing Debt thereof.

“Term B-1 Loans” has the meaning specified in the Fourth Amendment.

“Term B-1 Loan Maturity Date” means the earliest of (i) February 1, 2023, and (ii) the date that the Term B-1 Loans are declared due and payable pursuant to Section 8.02.

“Transaction Agreement Date” has the meaning specified in Section 1.02(i).

“Transformative Event” means any merger, acquisition, investment, dissolution, liquidation, consolidation or disposition that is either (a) not permitted by the terms of the Loan Documents immediately prior to the consummation of such transaction or (b) if permitted by the terms of the Loan Documents immediately prior to the consummation of such transaction, would not provide the Dutch Borrower and its Restricted Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as reasonably determined by the Borrowers acting in good faith.

(iii) The definition of “Adjusted Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) thereof as follows:

(a) with respect to any Eurocurrency Rate Borrowing denominated in Dollars, the greater of (i) the Eurocurrency Rate based on clause (a) of the definition of “Eurocurrency Rate” with respect to Dollars for such Interest Period, multiplied by the Statutory Reserve Rate, (ii) solely with respect to Term B-1 Dollar Loans, 0.75% per annum, and (iii) solely with respect to Revolving Credit Loans, 0.00% per annum,

(b) with respect to any Eurocurrency Rate Borrowing denominated in Euros, the greater of (i) the Eurocurrency Rate based on clause (b) of the definition of “Eurocurrency Rate” with respect to Euros for such Interest Period, (ii) solely with respect to Term B-1 Euro Loans, 0.75% per annum, and (iii) solely with respect to any Revolving Credit Loans, 0.00%, and”.

(iv) Clause (a) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) with respect to the Term B-1 Dollar Loans, 2.50% per annum for Eurocurrency Rate Loans and 1.50% per annum for Base Rate Loans;”.

(v) Clause (b) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(b) with respect to the Term B-1 Euro Loans, 2.25% per annum for Eurocurrency Rate Loans;”.

(vi) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Appropriate Lender” in its entirety as follows:

““Appropriate Lender” means, at any time, (a) with respect to any of the Euro Term Facility, the Term B Facility, the Term B-1 Dollar Facility, the Term B-1 Euro Facility, or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Euro Term Loan, a Term B Loan, a Term B-1 Dollar Loan, a Term B-1 Euro Loan, or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) each L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders, (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders, (d) with respect to any New Term Facility, a Lender that holds a New Term Loan at such time, and (e) with respect to any Specified Refinancing Debt, a Lender that holds Specified Refinancing Term Loans or Specified Refinancing Revolving Loans.”

(vii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Base Rate” in its entirety as follows:

““Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate on such day plus 1/2 of 1%, (b) the Prime Lending Rate on such day, (c) the Adjusted Eurocurrency Rate for Loans denominated in Dollars published on such day (or if such day is not a Business Day the next previous Business Day) for an Interest Period of one month plus 1%, and (d) solely with respect to Term B-1 Dollar Loans, 1.75% per annum.”.

(viii) Clause (d) of the definition of “Excluded Taxes” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(d) any Taxes imposed pursuant to FATCA.”.

(ix) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “FATCA” in its entirety as follows:

““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and note materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, as of the date of this Agreement (or any amended or successor version described above), any intergovernmental agreement between a non-U.S. jurisdiction and the U.S. (and any related law, regulation, or other official administrative practices, requirements or guidance) implementing the foregoing.”.

(x) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

““Maturity Date” means:

(a) with respect to the Revolving Credit Facility, the earlier of (i) the date that is five years from the Third Amendment Effective Date, (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Loans pursuant to Section 2.06(a) or 8.02, and (iii) the date that is 91 days prior to the 2014 Specified Refinancing Term Loan Maturity Date (as such date may be extended under the terms of the Credit Agreement from time to time and including any similar term with respect to any refinancing thereof),

(b) with respect to the 2014 Specified Refinancing Term Loans, the 2014 Specified Refinancing Term Loan Maturity Date, and

(c) with respect to the Term B-1 Loans, the Term B-1 Maturity Date;

provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.01 and (ii) Term Loans and Revolving Credit Commitments that are incurred pursuant to Sections 2.14 or 2.20 shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, or specified refinancing documentation, as applicable thereto.”.

(xi) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Repricing Event” in its entirety as follows:

““Repricing Event” means (i) any prepayment or repayment of the Term B-1 Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-1 Loans into, any new or replacement tranche of term loans (in the same currency as such Term B-1 Loans) bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-1 Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-1 Loans which reduces the “effective yield” applicable to the Term B-1 Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event.”.

(xii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety as follows:

““Term Commitment” means, as to each Term Lender, (i) the Initial Term Commitments, (ii) the Term B-1 Euro Commitment, (iii) the Term B-1 Dollar Commitment, (iv) a Term Commitment Increase, (v) a New Term Commitment or (vi) a Specified Refinancing Term Commitment. The amount of each Lender’s Initial Term Commitment is as set forth in the definition thereof and the amount of each Lender’s other Term Commitments shall be as set forth in the Assignment and Assumption, or in the amendment or agreement (including any consent agreement) relating to the respective Term Commitment which such Lender shall have assumed or made its Term Commitment, as the case may be, as such amounts may be adjusted from time to time in accordance with this Agreement.”.

(xiii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Facility” in its entirety as follows:

““Term Facility” means (a) the Term B Facility, (b) the Euro Term Facility, (c) Term B-1 Dollar Facility, (d) the Term B-1 Euro Facility and (e) any other facility in respect of any Term Loan Tranche, as the context may require.”.

(xiv) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety as follows:

““Term Lender” means (a) at any time on or prior to the Fourth Amendment Effective Date, any Lender that has a Term B-1 Dollar Commitment or a Term B-1 Euro Commitment at such time and (b) at any time after the Fourth Amendment Effective Date, any Lender that holds Term B-1 Dollar Loans and/or Term B-1 Euro Loans at such time.”.

(xv) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan Tranche” in its entirety as follows:

““Term Loan Tranche” means the respective facility and commitments utilized in making Term Loans hereunder, including (i) the Term B Facility, (ii) the Euro Term Facility, (iii) the Term B-1 Dollar Facility, (iv) the Term B-1 Euro Facility and (v) Additional Tranches that may be added after the Closing Date, i.e., New Term Loans, Specified Refinancing Term Loans, New Term Commitments and Specified Refinancing Term Commitments.”.

(xvi) Section 1.14 of the Credit Agreement shall be amended by inserting the following proviso at the end thereof but before the period:

“provided, that no Subsidiary shall be required to deliver any security documents governed by the laws of France, Brazil, Mexico, Sweden, or Switzerland.”

(xvii) Section 2.01 of the Credit Agreement is hereby amended by inserting the following clauses (h) and (i) at the end of said Section:

“(h) On the Fourth Amendment Effective Date, each Term B-1 Dollar Lender with a Term B-1 Dollar Commitment severally agrees to make to the Borrowers a Term B-1 Dollar Loan in a principal amount equal to such Term B-1 Dollar Lender’s Term B-1 Dollar Commitment in accordance with the terms and conditions of the Fourth Amendment. Amounts borrowed under this Section 2.01(g) and subsequently repaid or prepaid may not be reborrowed. Term B-1 Dollar Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.”

(i) On the Fourth Amendment Effective Date, each Term B-1 Euro Lender with a Term B-1 Euro Commitment severally agrees to make to the Borrowers a Term B-1 Euro Loan in a principal amount equal to such Term B-1 Euro Lender’s Term B-1 Euro Commitment in accordance with the terms and conditions of the Fourth Amendment. Amounts borrowed under this Section 2.01(h) and subsequently repaid or prepaid may not be reborrowed. Term B-1 Euro Loans shall be Eurocurrency Rate Loans as further provided herein.”.

(xviii) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iv) If any applicable Borrower, in connection with, or resulting in, any Repricing Event (A) makes a voluntary prepayment of Term B-1 Loans pursuant to Section 2.05(a), (B) makes a repayment of any Term B-1 Loans pursuant to

Section 2.05(b)(iii) or (C) effects any amendment with respect to the Term B-1 Loans, in each case, on or prior to the six month anniversary of the Fourth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (A) and (B), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-1 Loans prepaid or repaid and (y) with respect to clause (C), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-1 Loans held by the Term Lenders consenting to such amendment.”.

(xix) Section 2.05(c) of the Credit Agreement is hereby amended by replacing the text “2014 Specified Refinancing Term Loans” appearing therein with the text “Term B-1 Loans”.

(xx) Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) Term B-1 Loans. The Borrowers shall repay to the Administrative Agent (i) for the ratable account of the Term B-1 Dollar Lenders holding Term B-1 Dollar Loans the aggregate principal amount of all Term B-1 Dollar Loans outstanding and (ii) for the ratable account of the Term B-1 Euro Lenders holding Term B-1 Euro Loans the aggregate principal amount of all Term B-1 Euro Loans outstanding, in each case, in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Term B-1 Dollar Loans or Term B-1 Euro Loans, as applicable, pursuant to Section 2.14 (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Term B-1 Dollar Loans or Term B-1 Euro Loans, as applicable, made as of the Fourth Amendment Effective Date)):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date, starting with March 31, 2017	an amount equal to 0.25% of the aggregate principal amount of the Term B-1 Dollar Loans and Term B-1 Euro Loans as of the Fourth Amendment Effective Date.

Maturity Date for the Term Facilities	all unpaid aggregate principal amounts of any outstanding Term B-1 Dollar Loans or Term B-1 Euro Loans, as applicable.

provided, however, that the final principal repayment installment of the Term B-1 Loans or Term B-1 Euro Loans, as applicable, shall be repaid on the Maturity Date for the Term B-1 Loans and in any event shall be in an amount equal to the aggregate principal amount of all Term B-1 Loans or Term B-1 Euro Loans, as applicable, outstanding on such date.

(xxi) Section 2.14(f)(iii) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iii) the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees, or Eurocurrency Rate or Base Rate floors (but not arrangement or underwriting fees paid to arrangers for their own account) and equating original issue discount and upfront fees to interest rate for purposes of this calculation, assuming a four-year life to maturity) applicable to such New Term Facility shall be determined by the Borrowers and the Lenders providing such New Term Facility and shall not be more than 50 basis points higher than the corresponding all-in yield (giving effect to interest rate margins, original issue discount, upfront fees and Eurocurrency Rate and Base Rate floors, in the case of original issue discount and upfront fees calculated as provided in the preceding parenthetical) for any corresponding Term Loan Tranche, incurred on the Fourth Amendment Effective Date, unless the all-in yield with respect to each applicable Term Loan Tranche is increased to the amount necessary so that the difference between the all-in yield with respect to such New Term Facility and the corresponding all-in yield on such applicable Term Loan Tranche is equal to 50 basis points.”.

(xxii) Section 3.01(a) of the Credit Agreement is hereby amended by replacing the text “the applicable Recipient” with the text “the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent)”.

(xxiii) Section 3.01(g)(ii)(D) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(D) If a payment made to a Lender or an Agent under any Loan Document would be subject to Tax imposed pursuant to FATCA if such Lender or Agent, as applicable, were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender or Agent, as applicable, shall deliver to the Borrower Representative (on behalf of the Borrowers) and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative (on behalf of the Borrowers) or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender or Agent, as applicable, has or has not complied with such Lender’s or Agent’s, as applicable, obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”.

(xxiv) Section 3.01(g) of the Credit Agreement is hereby amended by inserting the following clause (iii) at the end of Section:

“(iii) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(g).”.

(xxv) Section 3.01 of the Credit Agreement is hereby amended by inserting the following clause (i) at the end of said Section:

“(i) On or before the Fourth Amendment Effective Date, Barclays Bank PLC as Administrative Agent shall, and on or before the date any successor or replacement Administrative Agent becomes the Administrative Agent hereunder it shall, deliver to the Borrower Representative (on behalf of the Borrowers) two duly executed originals of either (A) IRS Form W-9 or (B) a U.S. branch withholding certificate on IRS Form W-8IMY evidencing its agreement with the Borrowers to be treated as a United States person within the meaning of Section 7701(a)(30) of the Code (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (with respect to amounts received on its own account), with the effect that, in either case, the Borrowers will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction of any Taxes imposed by the United States; provided that the Administrative Agent shall not be required to provide any documentation pursuant to this clause (i) that such Administrative Agent is unable to deliver as a result of a change in any Laws after the Fourth Amendment Effective Date.”.

(xxvi) The first sentence of Section 5.07 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Use of Proceeds. The Borrowers (a) will only use the proceeds of the Initial Term Loans to finance a portion of the Transaction (including paying any fees, commissions and expenses associated therewith); (b) will only use the proceeds of the Revolving Credit Loans incurred on the Closing Date to finance any upfront fees or original issue discount required to be funded on the Closing Date with respect to the Facilities; (c) will use the proceeds of all other Borrowings (except as set forth below in clauses (d) and (e)) to finance the working capital needs of the Borrowers and the Restricted Subsidiaries and for general corporate purposes of the Borrowers and the Restricted Subsidiaries (including Permitted Acquisitions and other Investments permitted hereunder); (d) will use the proceeds of the 2014 Specified Refinancing Term Loans incurred on the Second Amendment Effective Date to repay and/or replace all Initial Term B Loans and Initial Euro Term Loans, as applicable, outstanding prior to the Second Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto, and (e) will use the proceeds of the Term B-1 Loans incurred on the Fourth Amendment Effective Date to repay and/or replace all 2014 Specified Refinancing Term Loans outstanding prior to the Fourth Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto.”.

(xxvii) Section 10.07(d) of the Credit Agreement is hereby amended by inserted at the end of the penultimate sentence the following text:

“; provided that any forms required to be provided by any Participant pursuant to Section 3.01(g) shall be provided solely to the participating Lender”.

SECTION 3 Other Amendments. Effective as of the Fourth Amendment Effective Date, the Required Lenders after giving effect to the refinancing of the 2014 Specified Refinancing Term Loans with the proceeds of the Term B-1 Loans, hereby agree as follows:

(i) Section 1.02 of the Credit Agreement is hereby amended by adding the following clause (i) at the end thereof:

“(i) In measuring compliance with this Agreement with respect to any (x) Investment or acquisition, in each case, for which any Borrower or any Subsidiary thereof may not terminate its obligations under the documentation therefor due to a lack of financing for such Investment or acquisition (whether by merger, consolidation or other business combination or the acquisition of capital stock or otherwise) as applicable and (y) repayment, repurchase or refinancing of Indebtedness with respect to which an irrevocable notice of repayment (or similar irrevocable notice) has been delivered, in each case for purposes of determining:

(i)	whether any Indebtedness (including assumed Indebtedness) that is being incurred in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness is permitted to be incurred in compliance with Section 7.03;

(ii)	whether any Lien being incurred in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness or to secure any such Indebtedness is permitted to be incurred in accordance with Section 7.01;

(iii)	whether any other transaction undertaken or proposed to be undertaken in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness complies with the covenants or agreements contained in this Agreement; and

(iv)	any calculation of the ratios or baskets, including First Lien Net Leverage Ratio, Total Net Leverage Ratio, Senior Secured Net Leverage Ratio, Consolidated Net Income, Consolidated EBITDA and/or Pro Forma Basis, Pro Forma Compliance, and Pro Forma Effect, and baskets determined by reference to Consolidated EBITDA or Consolidated Total Assets and, whether a Default or Event of Default exists in connection with the foregoing, at the option of the Borrower Representative, the date that the definitive agreement for such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness is entered into (the “Transaction Agreement Date”) may be used as the applicable date of determination, as the case may be, in each case with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Pro Forma Basis”, “Pro Forma Compliance”, “Pro Forma Effect” or “Consolidated EBITDA.” For the avoidance of doubt, if the Borrower Representative elects to use the Transaction Agreement Date as the applicable date of determination in accordance with the foregoing, (a) any fluctuation or change in the First Lien Net Leverage Ratio, Total Net Leverage Ratio, Senior Secured Net Leverage Ratio, Consolidated Net Income, Consolidated EBITDA, Consolidated Total Assets and/or Pro Forma Basis, Pro Forma Compliance, or Pro Forma Effect of the Dutch Borrower from the Transaction Agreement Date to the consummation of such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness, will not be taken into account for purposes of determining whether any Indebtedness or Lien that is being incurred in connection with such

Investment, acquisition or repayment, repurchase or refinancing of Indebtedness, or in connection with compliance by the Dutch Borrower or any of the Restricted Subsidiaries with any other provision of the Loan Documents or any other transaction undertaken in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness, is permitted to be incurred and (b) until such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness is consummated or such definitive agreements are terminated, such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness and all transactions proposed to be undertaken in connection therewith (including the incurrence of Indebtedness and Liens) will be given pro forma effect when determining compliance of other transactions (including the incurrence of Indebtedness and Liens unrelated to such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness) that are consummated after the Transaction Agreement Date and on or prior to the consummation of such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness and any such transactions (including any incurrence of Indebtedness and the use of proceeds thereof) will be deemed to have occurred on the date the definitive agreements are entered and outstanding thereafter for purposes of calculating any baskets or ratios under the Loan Documents after the date of such agreement and before the consummation of such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness; provided that the calculation of Consolidated Net Income (and any defined term a component of which is Consolidated Net Income) shall not include the Consolidated Net Income of the Person or assets to be acquired in the relevant Investment or acquisition for usages other than in connection with the applicable transaction pertaining to such Investment or acquisition until such time as such Investment or acquisition is actually consummated.”.

(ii) Section 1.12 of the Credit Agreement is hereby amended by inserting the following immediately after “Notwithstanding anything to the contrary” at the beginning of such section:

“(subject to Section 1.02(i))”.

(iii) Section 2.05(b)(ii) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(A) If (x) the Dutch Borrower or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition (1) to a Loan Party or (2) by a Restricted Subsidiary that is not a Loan Party to another Restricted Subsidiary that is not a Loan Party) pursuant to Section 7.05(e), (m), (n), (p), (s), or (t), or (y) any Casualty Event occurs, and any transaction or series of related transactions described in the foregoing clauses (x) and (y) results in the receipt by the Dutch Borrower or such Restricted Subsidiary of aggregate Net Cash Proceeds in excess of $75,000,000 in any fiscal year (any such transaction or series of related transactions resulting in Net Cash Proceeds being a “Relevant Transaction”), the Borrowers shall, except to the extent the Borrowers elect to reinvest all or a portion of such Net Cash Proceeds in accordance with Section 2.05(b)(ii)(B), prepay, subject to Section 2.05(b)(viii), an aggregate principal amount of Term Loans in an amount equal to 100% of the Net Cash Proceeds received from such Relevant Transaction within 30 Business Days of receipt thereof by the Dutch Borrower or such Restricted Subsidiary; provided that the

Borrowers may use a portion of the Net Cash Proceeds received from such Relevant Transaction to prepay or repurchase any other Indebtedness that is secured by the Collateral on a first lien “equal and ratable” basis with Liens securing the Obligations to the extent such other Indebtedness and the Liens securing the same are permitted hereunder and the documentation governing such other Indebtedness requires such a prepayment or repurchase thereof with the proceeds of such Relevant Transaction, to the extent not deducted in the calculation of Net Cash Proceeds, in each case in an amount not to exceed the product of (1) the amount of such Net Cash Proceeds and (2) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Section 1.10) and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Article I)”.

(iv) Section 2.14(a) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(a) The Borrowers may (on a joint and several basis), from time to time after the Closing Date, upon notice by the Borrower Representative to the Administrative Agent (who shall promptly notify the applicable Lenders) specifying the proposed amount thereof, request (i) an increase in the Commitments under any Revolving Tranche (which shall be on the same terms as, and become part of, the Revolving Tranche proposed to be increased) (a “Revolving Credit Commitment Increase”), (ii) an increase in any Term Loan Tranche then outstanding (which shall be on the same terms as, and become part of, the Term Loan Tranche proposed to be increased hereunder (except as otherwise provided in clause (d) below with respect to amortization)) (each, a “Term Commitment Increase”) and (iii) the addition of one or more new term loan facilities to the Facilities (each, a “New Term Facility”; and any advance made by a Lender thereunder, a “New Term Loan”; and the commitments thereof, the “New Term Commitment” and together with the Revolving Credit Commitment Increase and the Term Commitment Increase, the “New Loan Commitments”) by an amount not to exceed (x) a Dollar Amount of $700,000,000 (the “Cash-Capped Incremental Facility”) plus (y) an unlimited amount (the “Ratio-Based Incremental Facility”) so long as the Maximum First Lien Leverage Requirement is satisfied plus (z) an amount equal to all voluntary prepayments of Term Loans made pursuant to Section 2.05(a) and voluntary prepayments of Revolving Credit Loans made pursuant to Section 2.05(a) to the extent accompanied by a corresponding, permanent reduction in the Revolving Credit Commitments pursuant to Section 2.06(a), in each case, to the extent not funded with the proceeds of long term Indebtedness (the “Prepayment-Based Incremental Facility”) (such amounts described in clauses (x) through (z), at any such time, the “Incremental Amount”); provided that (i) no Event of Default (subject to Section 1.02(i)) would exist after giving effect to any such request and (ii) any such request for an increase shall be in a minimum amount of the lesser of (x) a Dollar Amount of $20,000,000 and (y) the entire amount of any increase that may be requested under this Section 2.14; provided, further, that for any New Loan Commitments established pursuant to this Section 2.14 and New

Incremental Notes issued pursuant to Section 2.17, (A) the Borrowers shall be deemed to have used amounts under the Prepayment-Based Incremental Facility, if any, prior to utilization of the Cash-Capped Incremental Facility and the Ratio-Based Incremental Facility, and the Borrowers shall be deemed to have used the Ratio-Based Incremental Facility (to the extent permitted by the pro forma calculation of the First Lien Net Leverage Ratio) prior to utilization of the Cash-Capped Incremental Facility and (B) New Loan Commitments pursuant to this Section 2.14 and New Incremental Notes pursuant to Section 2.17 may be incurred under clauses (x), (y) and (z) above, and proceeds from any such incurrence under clauses (x), (y) and (z) above may be utilized in a single transaction by first calculating the incurrence under clause (y) (without inclusion of any amounts utilized pursuant to clause (x)) and then calculating the incurrence under clause (x)). At the time of sending such notice to the applicable Lenders, the Borrower Representative (in consultation with the Administrative Agent) shall specify the time period within which each applicable Lender is requested to respond (which, unless the Administrative Agent otherwise agrees, shall in no event be less than ten Business Days from the date of delivery of such notice).”.

(v) Clause (i) of Section 2.14(d)) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(i) no Event of Default (subject to Section 1.02(i)) would exist after giving effect to such increase,”.

(vi) Clause (i) of the proviso in Section 2.17(a) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(a) The Borrowers, on a joint and several basis, may from time to time after the Closing Date, upon notice by the Borrower Representative to the Administrative Agent, specifying in reasonable detail the proposed terms thereof, request to issue one or more series of senior secured, senior unsecured, senior subordinated or subordinated notes (which notes, if secured by the Collateral, are secured on a first lien “equal and ratable” basis with the Liens securing the Obligations or secured on a “junior” basis with the Liens securing the Obligations) and guaranteed only by the guarantors (such notes, collectively, “New Incremental Notes”) in an amount to exceed the Incremental Amount (at the time of issuance); provided that (i) no Event of Default (subject to Section 1.02(i)) would exist after giving Pro Forma Effect to any such request subject to the Permitted Acquisition Provisions, and (ii) any such issuance of New Incremental Notes shall be in a minimum amount of the lesser of (x) a Dollar Amount of $20,000,000 and (y) the entire amount that may be requested under this Section 2.17; provided, further, that for any Incremental Commitments established pursuant to Section 2.14 and New Incremental Notes issued pursuant to this Section 2.17, (A) the Borrowers shall be deemed to have used amounts under the Prepayment-Based Incremental Facility, if any, prior to utilization of the Cash-Capped Incremental Facility and the Ratio-Based Incremental Facility, and the Borrowers shall be deemed to have used the Ratio-Based Incremental Facility (to the extent permitted by the pro forma calculation of the First Lien Net Leverage Ratio) prior to utilization of the Cash-Capped Incremental Facility and (B) New Loan Commitments pursuant to this Section 2.14 and New Incremental Notes pursuant to Section 2.17 may be incurred under clauses (x), (y) and (z) above, and proceeds from any such incurrence under clauses (x), (y) and (z) above may be utilized in a single transaction by first calculating the incurrence under clause (y) (without inclusion of any amounts utilized pursuant to clause (x)) and then calculating the incurrence under clause (x)).”.

(vii) Section 4.02(b) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(b) Subject to Section 1.02(i), no Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom”.

(viii) Section 6.01(a) of the Credit Agreement is amended by amending and restating the second parenthetical thereof as follows:

“(other than any such exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting solely from, (i) an upcoming maturity date under the Facilities that is scheduled to occur within one year from the time such report and opinion are delivered or (ii) any potential inability to satisfy the springing financial covenant set forth in Section 7.11 of this Agreement on a future date or in a future period)”.

(ix) Section 6.01 of the Credit Agreement is amended by amending and restating the last paragraph thereof it in its entirety as follows:

“Notwithstanding the foregoing, (A) the obligations in paragraphs (a), (b) and (c) of this Section 6.01 may be satisfied by furnishing, at the option of the Borrowers, the applicable financial statements or forecasts of Holdings (or any Parent Holding Company) or the Dutch Borrower and its Subsidiaries, provided that to the extent such information relates to Holdings (or a Parent Holding Company), such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings (or any Parent Holding Company), on the one hand, and the information relating to the Dutch Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand, and (B) (i) in the event that the Borrowers deliver to the Administrative Agent an Annual Report on Form 10-K for any fiscal year, as filed with the SEC or in such form as would have been suitable for filing with the SEC, within 90 days after the end of such fiscal year, such Form 10-K shall satisfy all requirements of paragraph (a) of this Section 6.01 (including, without limitation, the requirement to deliver a report and opinion of PricewaterhouseCoopers LLP) with respect to such fiscal year and (ii) in the event that the Borrowers deliver to the Administrative Agent a Quarterly Report on Form 10-Q for any fiscal quarter, as filed with the SEC or in such form as would have been suitable for filing with the SEC, within 45 days after the end of such fiscal quarter, such Form 10-Q shall satisfy all requirements of paragraph (b) of this Section with respect to such fiscal quarter.”.

(x) Clause (i) of Section 6.12(a) of the Credit Agreement is amended by deleting the words “within 90 days after such formation or acquisition” and replacing it with “within the later of (x) 45 days of the last day of the fiscal quarter in which such formation or acquisition occurred and (y) 90 days after such formation or acquisition by the Loan Party”.

(xi) Clause (ii) of Section 6.12(a) of the Credit Agreement is amended by deleting the words “within 90 days after such formation or acquisition of any such property or any request therefor by the Collateral Agent” and replacing it with “within the later of (x) 45 days of the last day of the fiscal quarter in which such formation or acquisition occurred and (y) 90 days after such formation or acquisition of any such property or any request therefor by the Collateral Agent”.

(xii) Clause (iii) of Section 6.12(a) of the Credit Agreement is amended by deleting the words “within 90 days after such request, formation or acquisition” and replacing it with “within the later of (x) 45 days of the last day of the fiscal quarter in which such request, formation or acquisition occurred and (y) 90 days after such request, formation or acquisition occurred”.

(xiii) Clause (iv) of Section 6.12(a) of the Credit Agreement is amended by deleting the words “within 90 days after the request of the Collateral Agent” and replacing it with “within the later of (x) 45 days of the last day of the fiscal quarter in which the Collateral Agent requests and (y) 90 days after which the Collateral Agent requests”.

(xiv) Section 6.12 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary herein or in any other Loan Document, no Loan Party shall be required to execute or deliver any security agreement or pledge agreement governed by the laws of Brazil, France, Mexico, Sweden and Switzerland.”

(xv) Clause (iii) of Section 7.02(c) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(iii) by Loan Parties in any Restricted Subsidiary that is not a Loan Party so long as such Investment is part of a series of Investments by Restricted Subsidiaries in other Restricted Subsidiaries that result in the proceeds of the initial Investment being invested in one or more Loan Parties including, without limitation, through the extinguishment of, or payment of, indebtedness owed by any such non-Loan Party to a Loan Party,”.

(xvi) Section 7.02(j) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(j) (i) Investments by any Restricted Subsidiary that is not a Loan Party in any Joint Venture or Unrestricted Subsidiary and (ii) Investments by Loan Parties in any Restricted Subsidiary that is not a Loan Party or in any Joint Venture or Unrestricted Subsidiary, to the extent that the aggregate amount of all Investments made pursuant to this Section 7.02(j) is not in excess of the greater of (x) $250,000,000 and (y) 4.25% of Consolidated Total Assets (provided that, in each case, intercompany current liabilities incurred in the ordinary course of business and consistent with past practice in connection with the cash management operations of the Dutch Borrower and its Restricted Subsidiaries shall not be included in calculating such limitation) plus any amounts of Investments then permitted to be made under Section 7.02(s) (provided that any usage of such amounts hereunder shall reduce the Cumulative Credit by a corresponding amount); provided, however, that if any Investment pursuant to this Section 7.02(j) is made in any Person that is not a Loan Party at the date of the making of such Investment and such Person becomes a Loan Party after such date, such Investment shall thereafter be deemed to have been made pursuant to Section 7.02(c)(i) above and shall cease to have been made pursuant to this Section 7.02(j) for so long as such Person continues to be a Loan Party;”.

(xvii) Section 7.02(p) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(p) loans or advances made to distributors or customers in the ordinary course of business and consistent with past practice;”.

(xviii) Section 7.02(bb) of the Credit Agreement is amended by amending and restating it in its entirety as follows:

“(bb) Guarantees of Indebtedness Incurred by customers in connection with the purchase or other acquisition of equipment, supplies or other property in the ordinary course of business;”.

(xix) Section 7.02 of the Credit Agreement is amended by replacing the period at the end of clause (cc) with “; and” and inserting the following clause (dd) at the end thereof:

“(dd) additional Investments so long as after giving Pro Forma Effect to such Investment, the Total Net Leverage Ratio does not exceed 3.00:1.00.”

(xx) Section 7.06 of the Credit Agreement is amended by replacing the period at the end of clause (k) with “; and” and inserting the following clause (j) at the end thereof:

“(j) additional Restricted Payments so long as after giving Pro Forma Effect to such Restricted Payments, the Total Net Leverage Ratio does not exceed 2.75:1.00.”

(xxi) Section 7.03(a) of the Credit Agreement is amended by deleting clause (ii) thereof and replacing it with “(ii) [Reserved]”.

(xxii) Section 9.11 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

“Effective upon the occurrence of the Fourth Amendment Effective Date, the security interests granted under the Collateral Documents governed by the laws of Brazil, France, Mexico, Sweden and Switzerland, which are identified on Schedule I to the Fourth Amendment (the “Released Jurisdiction Security Documents”) are hereby released and the Released Jurisdiction Security Documents are hereby terminated. Each Agent is hereby authorized to execute and deliver to the Borrower such documents as the Borrower may reasonably request to evidence the release of the security interests granted under the Released Jurisdiction Security Documents, and to take such other actions and make such filings as may be necessary or desirable under applicable local law to release the security interests created under the Released Jurisdiction Security

Documents and terminate the Released Jurisdiction Security Documents. All documents to be delivered and all actions to be taken by any Agent in connection with such release and termination of the Released Jurisdiction Security Documents shall be at the Borrower’s expense.

(xxiii) Section 10.07(b)(iii) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iii) no consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition (A) the consent of the Borrowers (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment unless (1) an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such assignment, (2) such assignment is in respect of a Term Facility and is to a Lender, an Affiliate of a Lender or an Approved Fund (other than any Disqualified Institution) or (3) such assignment is in respect of the Revolving Credit Facility and is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund related thereto (other than any Disqualified Institution); provided that (1) the Borrowers shall be deemed to have consented to any assignment unless they object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof, (2) during the forty-five (45) day period following the Closing Date, the Borrowers shall be deemed to have consented to an assignment to any Lender if such Lender was previously identified and approved in the initial allocations of the Loans provided by the Arrangers to the Borrowers and (3) during the ninety (90) day period following the Fourth Amendment Effective Date, the Borrowers shall be deemed to have consented to an assignment to any Lender if such Lender was previously identified and approved in the initial allocations of the Term B-1 Loans provided by the Fourth Amendment Lead Arrangers to the Borrowers (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for any assignment unless (1) such assignment is in respect of a Term Facility and to a Lender, an Affiliate of a Lender or an Approved Fund or (2) such assignment is in respect of the Revolving Credit Facility and is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund related thereto (provided that the Administrative Agent shall acknowledge any such assignment) and (C) the consent of each L/C Issuer and the Swing Line Lender (each such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the Revolving Credit Facility; provided, however, that the consent of each L/C Issuer and the Swing Line Lender shall not be required for any assignment of a Term Loan;”.

(xxiv) Section 10.07(b)(ix) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(ix) until the interpretation of the term “public” (as referred to in Article 4.1(1) of the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 (the “CRR”)) has been published by the competent authority, if an assignment or transfer (including any assignment of a Commitment) does not include a principal amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies) (or such other amount as may be required from time to time under the Dutch Financial Supervision Act (Wet op het financieel toezicht)), the assignee shall confirm in the relevant Assignment and Assumption to the Borrower that it is a professional market party (professionele marktpartij) within the meaning of the Dutch Financial Supervision Act , or, after the interpretation of the term “public” has been published by the competent authority, the assignee shall confirm in the relevant Assignment and Assumption to the Borrower that it is not part of the “public” (as referred to in Article 4.1(1) of the CRR).”

(xxv) Clause (iv) of Section 10.07(i) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iv) such Other Affiliate (other than Debt Fund Affiliates) shall at all times be subject to the voting restrictions specified in Section 10.01.”.

(xxvi) Section 10.07(j) of the Credit Agreement is amended by deleting clause (iii) thereof and replacing it with “(iii) [Reserved]”.

(xxvii) Schedule II attached hereto will amend the applicable provisions in the Credit Agreement as indicated.

(xxviii) Each of schedules 1, 5.08(b), 5.12, 5.16, 7.01, 7.02, 7.03, 7.08, and 10.02 to the Credit Agreement are hereby amended and restated in their entirety and replaced with the schedules attached hereto as Schedule III.

SECTION 4 Conditions of Effectiveness of this Fourth Amendment. This Fourth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent) (such date, the “Fourth Amendment Effective Date”):

(i) the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and each of the Required Lenders party hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;

(ii) the Borrowers shall have paid, by wire transfer of immediately available funds, (i) to the Administrative Agent, all fees payable pursuant to any fee or engagement letter related to this Fourth Amendment between the Borrowers and Administrative Agent and (ii) all expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Fourth Amendment Effective Date (including expenses required to be paid pursuant to Section 5 below), in each case to the extent invoiced prior to the Fourth Amendment Effective Date;

(iii) on the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(iv) the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of preceding clause (iii);

(v) the Administrative Agent shall have received from the treasurer or manager of each of the Dutch Borrower and the U.S. Borrower (in each case on a consolidated basis) a solvency certificate (after giving effect to the Fourth Amendment on the Fourth Amendment Effective Date and the application of the proceeds thereof) substantially in the form of the solvency certificate delivered on the Closing Date pursuant to Section 4.01(a)(vii) of the Credit Agreement;

(vi) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of each of the Borrowers and each other Loan Party;

(vii) there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Fourth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Holdings from the jurisdiction in which they are organized;

(viii) the Administrative Agent shall have received opinions from Latham & Watkins LLP, special legal counsel to the Borrowers and Holdings, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;

(ix) the Administrative Agent shall have received opinions from Clifford Chance LLP, Dutch counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;

(x) the Administrative Agent shall have received the following documents in relation to the Dutch Borrower and Holdings:

(a) A copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of each of the Dutch Borrower and Holdings, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister) of such company;

(b) A copy of a resolution of the board of managing directors of each of the Dutch Borrower and Holdings, approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; and

(c) A copy of the resolution of the shareholder(s) of each of the Dutch Borrower and Holdings.

(xi) to the extent requested by a Lender party hereto in writing not less than five (5) Business Days prior to the Fourth Amendment Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Fourth Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act; and

(xii) with respect to each improved Mortgaged Property, a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and, if the area in which any improvements located on any Mortgaged Property is designated a “special flood hazard area” by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance satisfying the requirements of Section 6.07(b) of the Credit Agreement.

SECTION 5 Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment and all other documents and instruments delivered in connection herewith.

SECTION 6 Remedies. This Fourth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7 Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Fourth Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the Fourth Amendment Effective Date that, in each case:

(i) this Fourth Amendment has been duly authorized, executed and delivered by it and each of this Fourth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and

(ii) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and after giving effect to this Fourth Amendment.

SECTION 8 Post-Effectiveness Undertakings. On or prior to the 90th day following the Fourth Amendment Effective Date (as such date may be extended by the Administrative Agent in its reasonable discretion), Holdings shall ensure that the Collateral Documents listed on Schedule IV hereto are entered into and, in connection therewith, cause the delivery of such agreements and instruments that may be required by such Collateral Documents and such certifications and legal opinions as set forth therein.

SECTION 9 Reference to and Effect on the Credit Agreement and the Loan Documents.

(i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

(ii) The Credit Agreement, as specifically amended by this Fourth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Each of the Collateral Documents (other than the Released Jurisdiction Security Documents) and all other Loan Documents shall continue in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (other than the Released Jurisdiction Security Documents) and all of the Collateral described therein do and shall continue to secure the payment of the Obligations (including obligations in respect of Term B-1 Euro Loans and Term B-1 Dollar Loans), and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents (other than the Released Jurisdiction Security Documents), with all Liens (other than Released Liens) continuing in full force and effect after giving effect to this Fourth Amendment.

(iii) The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Fourth Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.

SECTION 10 Governing Law; Jurisdiction; Etc. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

SECTION 11 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 12 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Fourth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13 U.S. Federal Income Tax Treatment.

(i) All of the Term B-1 Euro Loans (whether issued for cash or issued in exchange for 2014 Specified Refinancing Euro Term Loans) will be treated as one fungible tranche for U.S. federal income tax purposes.

(ii) All of the Term B-1 Dollar Loans (whether issued for cash or issued in exchange for 2014 Specified Refinancing Term B Loans) will be treated as one fungible tranche for U.S. federal income tax purposes.

(iii) For purposes of FATCA, from and after the Fourth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term B-1 Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations section 1.1471-2(b)(2)(i).

(iv) For the avoidance of doubt, for purposes of FATCA, the Borrowers and the Administrative Agent have since the Third Amendment Effective Date treated, and shall continue to treat, all Revolving Credit Commitments and all Revolving Credit Loans (including any outstanding Revolving Credit Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations section 1.1471-2(b)(2)(i).

SECTION 14 Acknowledgment and Consent to Bail-In.

(i) Each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under this Fourth Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(I) a reduction in full or in part or cancellation of any such liability;

(II) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Fourth Amendment; or

(III) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(ii) For the purposes of this Section 14:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

AXALTA COATING SYSTEMS DUTCH
HOLDING A B.V., as Holdings

By:	/s/ M. Apeldoorn
Name: M. Apeldoorn
Title: Managing Director

By:	/s/ A. van Leuven
Name: A. van Leuven
Title: Managing Director

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:	/s/ M. Apeldoorn
Name: M. Apeldoorn
Title: Managing Director

By:	/s/ A. van Leuven
Name: A. van Leuven
Title: Managing Director

Signature Page to Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC., as
U.S. Holdings

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

Signature Page to Fourth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature Page to Fourth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as a Term B-1 Dollar Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Term B-1 Dollar Commitment: $465,438,106.76

BARCLAYS BANK PLC, as a Term B-1 Euro Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Term B-1 Euro Commitment: €257,998,874.79

Schedule II

Amended Baskets

Section Reference	Existing Basket	Amended Baskets
Section 7.01(ii) (General Liens Basket)	Greater of $200,000,000 and 3.00% of Consolidated Total Assets	Greater of $375,000,000 and 6.50% of Consolidated Total Assets

Section 7.02(j) (Investments in Joint Ventures and Restricted Subsidiaries that are not Loan Parties)	Greater of $200,000,000 and 3.00% of Consolidated Total Assets	Greater of $250,000,000 and 4.25% of Consolidated Total Assets

Section 7.02(o) (General Investments Basket)	Greater of $200,000,000 and 3.00% of Consolidated Total Assets	Greater of $300,000,000 and 5.25% of Consolidated Total Assets

Section 7.03(a)(i)	$750,000,000	$1,400,000,000

Section 7.03(b)(vi) (Indebtedness of Restricted Subsidiaries that are not Subsidiary Guarantors)	Greater of $200,000,000 and 3.00% of Consolidated Total Assets	Greater of $375,000,000 and 6.50% of Consolidated Total Assets

Section 7.03(b)(xv) (General Indebtedness Basket)	Greater of (i) $225,000,000 and (iii) 3.50% of Consolidated Total Assets	Greater of $375,000,000 and 6.50% of Consolidated Total Assets

Section 7.05(e) (Sale-leasebacks)	$125,000,000	Greater of $150,000,000 and 2.50% of Consolidated Total Assets

Section 7.05(s) (Dispositions Subject to 75% Cash Consideration)	$30,000,000	$60,000,000

Schedule IV

Post-Effective Undertakings

Germany:

1.	Junior ranking share pledge agreements relating to the shares in (i) Axalta Coating Systems Verwaltungs GmbH; (ii) Spies Hecker GmbH and Standox GmbH; and (iii) Axalta Coating Systems Germany Beteiligungs GmbH, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

2.	Junior ranking partnership interest pledge agreements relating to the partnership interests in (i) Axalta Coating Systems Deutschland Holding GmbH & Co. KG; Axalta Coating Systems Logistik Germany GmbH & Co. KG; Axalta Coating Systems Germany GmbH & Co. KG, in each case, in form and substance reasonably satisfactory to the Collateral Agent;

3.	Junior ranking account pledge agreement to be entered into by Axalta Coating Systems Verwaltungs GmbH, Axalta Coating Systems Deutschland Holding GmbH & Co. KG, Spies Hecker GmbH, Standox GmbH, Axalta Coating Systems Logistik Germany GmbH & Co. KG, Axalta Coating Systems Germany Beteiligungs GmbH and Axalta Coating Systems Germany GmbH & Co. KG in form and substance reasonably satisfactory to the Collateral Agent.; and

4.	Confirmation and amendment agreements relating to the global assignment agreements, security transfer agreements, and special purpose agreements, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

Luxembourg

Luxembourg law governed confirmation agreement with respect to certain Luxembourg Law Collateral Documents.

Netherlands

1.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.) with Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.) as pledgor and Barclays Bank PLC as pledgee;

2.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V. and previously merged with Teodur B.V. and Dutch Coatings Co. 1 B.V. with each of Teodur B.V. and Dutch Coatings Co. 1 B.V. as disappearing company) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee.

3.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

4.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

5.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.) with Axalta Coating Systems Finance 2 S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

6.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems Asia Holding B.V. (formerly known as DuPont Performance Coatings Asia Holding B.V.) with Axalta Coating Systems Finance 2 S.à r.l.as pledgor and Barclays Bank PLC as pledge;

7.	a second ranking deed of pledge of shares in the capital of Axalta Coating Systems Benelux B.V. with Axalta Coating Systems EMEA Holding B.V. as pledgor and Barclays Bank PLC as pledgee;

8.	a second ranking deed of pledge of shares in the capital of Metalak B.V. with Axalta Coating Systems Benelux B.V. as pledgor and Barclays Bank PLC as pledgee;

9.	a second ranking omnibus deed of pledge between each of Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.), Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.), Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V., Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.), Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.), Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.), Axalta Coating Systems Asia Holding B.V. (formerly known as DuPont Performance Coatings Asia Holding B.V.), Axalta Coating Systems Benelux B.V. and Metalak B.V. as pledgors and Barclays Bank PLC as pledgee;

United States:

With respect each existing Mortgaged Property:

(i) either:

(a) written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Administrative Agent) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; or

(b) the following documentation with respect to the Mortgaged Property:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Borrower and Administrative Agent;

(ii) a date down, modification, so called “non-impairment” or other endorsement to the existing Mortgage Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(iii) a customary legal opinion or opinions, addressed to the Administrative Agent for itself and the benefit of each of the Secured Parties covering the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsements to the Mortgage Policy contemplated in this Schedule IV and evidence of payment by the Borrower of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment and issuance of the endorsement to the Mortgage Policy referred to above to the extent invoiced.

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Fourth Amendment, dated as of December 15, 2016 (the “Fourth Amendment”), to the Credit Agreement (as defined in the Fourth Amendment), by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”) and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), and as lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Fourth Amendment, as applicable. For purposes hereof, the Released Jurisdiction Security Documents shall not constitute Loan Documents.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Fourth Amendment. Each of the parties hereto acknowledges the terms of the Fourth Amendment and hereby agrees and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to the Fourth Amendment:

(a) all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Fourth Amendment, shall remain in full force and effect on a continuous basis;

(b) all of its guarantee obligations, subject to any limitations set forth in the Subsidiary Guaranty applicable to such Subsidiary Guarantor, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of the Fourth Amendment (including, but not limited to, under the amended Credit Agreement); and

(c) all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents.

3. This Acknowledgment and Confirmation has been duly authorized, executed and delivered by it and this Acknowledgment and Confirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. This Acknowledgment and Confirmation shall not constitute a novation of any Loan Document.

5. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b), 10.15(c) AND 10.16 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

6. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.

BORROWERS:

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:
Name:
Title:

HOLDINGS:

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V., as Holdings

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

SUBSIDIARY GUARANTORS:

AXALTA COATING SYSTEMS ASIA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS AUSTRALIA PTY LTD

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BENELUX B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BETEILIGUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BRASIL LTDA.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS CANADA COMPANY

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH, which in turn is represented by

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 1 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 2 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS EMEA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 1 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 3 S.À R.L.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FRANCE HOLDING SAS

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GLOBAL IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL HOLDING GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IRELAND LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LA HOLDING II B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS RUS LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SCANDINAVIA HOLDING AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SERVICIOS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SINGAPORE HOLDING PTE. LTD.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWEDEN AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWITZERLAND SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK HOLDING LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS UK (2) LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA POLYMER POWDERS SWITZERLAND SÀRL

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS NORDIC AB

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS USA, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

CHEMSPEC USA, LLC

By:
Name:
Title:

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COATINGS FOREIGN IP CO. LLC

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METALAK B.V.

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SPIES HECKER GMBH

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Signature Page to Acknowledgement and Confirmation of the Fourth Amendment to Axalta Credit Agreement

STANDOX GMBH

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AXALTA COATING SYSTEMS USA HOLDINGS, INC.

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AXALTA COATING SYSTEMS BERMUDA FINANCE LTD.

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